                                                                    EXHIBIT 10.7

                             INTERCREDITOR AGREEMENT

            This INTERCREDITOR AGREEMENT ("AGREEMENT"), is dated as of June 24, 2005 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation (together with its successors and assigns, the "COMPANY"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), in its capacity as collateral agent for the First Lien Claimholders (as defined below), including its successors in such capacity from time to time (the "FIRST LIEN COLLATERAL AGENT"), CREDIT SUISSE, Cayman Islands Branch ("CREDIT SUISSE"), in its capacity as administrative agent for the Second Lien Credit Claimholders (as defined below), including its successors in such capacity from time to time (the "SECOND LIEN ADMINISTRATIVE AGENT") and CREDIT SUISSE, in its capacity as collateral agent for the Parity Lien Claimholders (as defined below), including its successors in such capacity from time to time (the "PARITY LIEN COLLATERAL AGENT"). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.

                                    RECITALS

            The Company, Danielson Holding Corporation, a Delaware corporation (including its successors and assigns, "HOLDINGS"), certain subsidiaries of the Company as guarantors (the "GUARANTORS"), the lenders and agents party thereto from time to time, GSCP and Credit Suisse, as Joint Lead Arrangers (each a "JOINT LEAD ARRANGER"), Joint Bookrunners and Co-Syndication Agents and GSCP, as Administrative Agent (together with any successor (agent(s) or representative(s) under the First Lien Loan Documents (including any replacements, extensions, renewals and refinancings thereof), the "FIRST LIEN ADMINISTRATIVE AGENT") and the First Lien Collateral Agent, have entered into that Credit and Guaranty Agreement dated as of the date hereof (as amended, restated, supplemented, modified, replaced, extended, renewed or refinanced from time to time, the "FIRST LIEN CREDIT AGREEMENT") providing for a revolving credit facility, a term loan and funded letters of credit;

            The Company, Holdings, the Guarantors, the lenders and agents party thereto, GSCP and Credit Suisse, as Joint Lead Arrangers, Joint Bookrunners and Co-Syndication Agents and the SECOND LIEN ADMINISTRATIVE AGENT, have entered into that Credit and Guaranty Agreement dated as of the date hereof (as amended, restated, supplemented, modified, replaced, extended, renewed or refinanced from time to time, the "SECOND LIEN CREDIT AGREEMENT") providing for a term loan (the "SECOND LIEN TERM LOAN");

            The Company or any Guarantor Subsidiary may from time to time incur additional future Parity Lien Debt. As a condition precedent to any such issuance, any Parity Lien Representative will become party to this Agreement.

                                                                  EXECUTION COPY

            Pursuant to the First Lien Credit Agreement (a) Holdings has agreed to guaranty the First Lien Obligations, and (b) Holdings and the Company have agreed to cause certain current and future Subsidiaries of the Company to agree to guaranty the First Lien Obligations;

            Pursuant to the Second Lien Credit Agreement, (a) Holdings has agreed to guaranty the Second Lien Credit Obligations, and (b) Holdings and the Company have agreed to cause certain current and future Subsidiaries of the Company to agree to guaranty the Second Lien Credit Obligations;

            All First Lien Obligations are secured by Liens granted to the First Lien Collateral Agent pursuant to the First Lien Collateral Documents in all Collateral;

            All existing and future Parity Lien Obligations are secured, Equally and Ratably, by Liens held by the Parity Lien Collateral Agent pursuant to the Parity Lien Collateral Documents in all Collateral;

            Under the terms of the First Lien Loan Documents, the First Lien Obligations, are required to be secured on a first priority basis, and are senior and prior to the Parity Lien Obligations and the Liens granted under the First Lien Collateral Documents to secure the First Lien Obligations are required to be senior and prior to the Liens granted under the Parity Lien Collateral Documents to secure the Parity Lien Obligations;

            The First Lien Loan Documents and the Parity Lien Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral;

            In order to induce the First Lien Collateral Agent and the First Lien Claimholders to consent to the Grantors incurring the Parity Lien Obligations and to induce the First Lien Claimholders to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor, the Parity Lien Collateral Agent on behalf of the Parity Lien Claimholders has agreed to the intercreditor and other provisions set forth in this Agreement; and

            In order to cause the Liens encumbering the Collateral and created under the Parity Lien Collateral Documents to secure, Equally and Ratably, the Parity Lien Obligations, the Parity Lien Collateral Agent on behalf of the Parity Lien Claimholders has agreed to the intercreditor and other provisions set forth in this Agreement.

                                    AGREEMENT

            In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

            SECTION 1. DEFINITIONS.

            1.1 Defined Terms. As used in the Agreement, the following terms shall have the following meanings:

            "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 5% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

            "AGREEMENT" means this Intercreditor Agreement, as amended, restated, renewed, extended, supplemented, replaced or otherwise modified from time to time.

            "ASSET SALE" has the meaning assigned to that term in the First Lien Credit Agreement.

            "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute.

            "BANKRUPTCY LAW" means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

            "BENEFICIAL OWNER" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" will be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "BENEFICIALLY OWNS" and "BENEFICIALLY OWNED" have a corresponding meaning.

            "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

            "CAP AMOUNT" has the meaning assigned to that term within the definition of "First Lien Obligation."

            "CLOSING DATE" means the date on which the Term Loans are made.

            "COLLATERAL" means "Collateral" as defined in each of the First Lien Collateral Documents and Parity Lien Collateral Documents.

            "COMPANY" has the meaning assigned to that term in the Preamble to this Agreement.

            "COMPARABLE PARITY LIEN COLLATERAL DOCUMENT" means, in relation to any Collateral subject to any Lien created under any First Lien Collateral Document, the Parity Lien Document which creates a Lien on the same Collateral granted by the same Grantor.

            "CREDIT FACILITIES OBLIGATIONS" means, collectively, First Lien Obligations and Second Lien Credit Obligations.

            "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, each of which is for the purpose of hedging the foreign currency risk associated with Company's and its Subsidiaries' operations and not for speculative purposes.

            "DIP FINANCING" has the meaning assigned to that term in Section
6.1.

            "DISCHARGE OF FIRST LIEN OBLIGATIONS" means, except to the extent otherwise expressly provided in Section 5.5:

            (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), on all Indebtedness outstanding under the First Lien Loan Documents and constituting First Lien Obligations;

            (b) payment in full in cash of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid;

            (c) termination or expiration of all commitments, if any, to extend credit that would constitute First Lien Obligations; and

            (d) termination or cash collateralization (in an amount and manner reasonably satisfactory to the First Lien Collateral Agent and the relevant issuing bank, but in no event less than 100% nor greater than 105% of the aggregate undrawn face amount) of all letters of credit issued under the First Lien Loan Documents and constituting First Lien Obligations.

            "DISPOSITION" has the meaning assigned to that term in Section
5.1(b).

            "EQUALLY AND RATABLY" means, in reference to sharing of any Liens on Collateral or proceeds thereof as among the holders of Second Lien Credit Obligations and the holders of other Parity Lien Obligations, that such Liens or proceeds: shall be allocated and distributed by the Parity Lien Collateral Agent to the Second Lien Administrative Agent for the account of the Second Lien Claimholders and to any comparable Parity Lien Representative for the account of the other Parity Lien Claimholders represented by it, ratably in proportion to the principal, interest, fees and premium (if any) and reimbursement obligations (contingent or otherwise) with respect to letters of credit, if any, outstanding (whether or not drawings have been made under such letters of credit), when the allocation or distribution is made, on the Second Lien Credit Obligations and the other Parity Lien Obligations.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

            "FIRST LIEN ADMINISTRATIVE AGENT" has the meaning set forth in the Recitals to this Agreement.

            "FIRST LIEN CLAIMHOLDERS" means, at any relevant time, the holders of First Lien Obligations at that time, including the First Lien Lenders and the agents under the First Lien Loan Documents.

            "FIRST LIEN COLLATERAL" means all of the Collateral with respect to which a Lien is granted as security for any First Lien Obligations.

            "FIRST LIEN COLLATERAL AGENT" has the meaning assigned to that term in the Recitals to this Agreement and shall also include any other First Lien Collateral Agent established in connection with a Refinancing of any First Lien Debt as contemplated under Section 5.3(a).

            "FIRST LIEN COLLATERAL DOCUMENTS" means the Collateral Documents (as defined in the First Lien Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Obligations or under which rights or remedies with respect to such Liens are governed.

            "FIRST LIEN CREDIT AGREEMENT" has the meaning assigned to that term in the Recitals to this Agreement and shall also include any other First Lien Credit Agreement established in connection with a Refinancing of any First Lien Debt as contemplated under Section 5.3(a).

            "FIRST LIEN CREDIT LINKED DEPOSIT" means with respect to each First Lien Lender who has purchased a participation in the First Lien Funded Letters of Credit, the cash deposit, if any, made by any such Lender pursuant to Sections 2.4(h) and (j) of the First Lien Credit Agreement, as the same may be
(a) reduced from time to time pursuant to Section 2.4(h) or 2.13(b)(iii) of the First Lien Credit Agreement or (b) reduced or increased from time to time pursuant to assignments by or to such First Lien Lender pursuant to Section 10.6 of the First Lien Credit Agreement.

            "FIRST LIEN DEBT" means Indebtedness constituting First Lien Obligations.

            "FIRST LIEN FUNDED LETTER OF CREDIT COMMITMENTS" means the commitment of First Lien Lenders to make or otherwise fund a First Lien Credit Linked Deposit.

            "FIRST LIEN LENDERS" means the "Lenders" under and as defined in the First Lien Loan Documents and shall also include any other First Lien Lenders established in connection with a Refinancing of any First Lien Debt as contemplated under Section 5.3(a).

            "FIRST LIEN LOAN DOCUMENTS" means the First Lien Credit Agreement and the Credit Documents (as defined in the First Lien Credit Agreement), including Hedge Agreements entered into with a Lender Counterparty, and each of the other agreements, documents and instruments providing for or evidencing any other First Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any First Lien Obligations, including any intercreditor or joinder agreement among holders of First Lien Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, replaced, Refinanced or extended, in whole or in part from time to time in accordance with the provisions of this Agreement and shall include all other First Lien Loan Documents established in connection with a Refinancing of any First Lien Debt as contemplated under
Section 5.3(a).

            "FIRST LIEN MORTGAGES" means a collective reference to each mortgage, deed of trust and other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any First Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

            "FIRST LIEN OBLIGATIONS" means, subject to the next sentence, all Obligations outstanding under the First Lien Credit Agreement and the other First Lien Loan Documents, including Hedge Agreements entered into with any Lender Counterparty. "First Lien Obligations" shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant First Lien Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

            Notwithstanding the foregoing, if the sum of: (1) Indebtedness for borrowed money constituting principal outstanding under any First Lien Credit Agreement and the other First Lien Documents; plus (2) the aggregate face amount of any letters of credit issued but not reimbursed under any First Lien Credit Agreement or which are provided for under the letter of credit facility supported by the First Lien Credit Linked Deposit or facilities similar thereto under any First Lien Credit Agreement, is in excess of $786,500,000 in the aggregate (the "CAP AMOUNT"), then only that portion of such Indebtedness and such aggregate face amount of letters of credit equal to the Cap Amount shall be included in First Lien Obligations and interest and reimbursement obligations with respect to such Indebtedness and letters of credit shall only constitute First Lien Obligations to the extent related to Indebtedness and face amounts of letters of credit included in the First Lien Obligations.

            "FIRST LIEN REVOLVING COMMITMENTS" means the commitments of the First Lien Lenders to make or otherwise fund any First Lien Revolving Loans and to acquire participations in First Lien Revolving Letters of Credit and First Lien Swing Line Loans under the First Lien Credit Agreement.

            "FIRST LIEN REVOLVING LETTER OF CREDIT" means a commercial or standby letter of credit issued or to be issued by an issuing bank pursuant to
Section 2.4(a) of the First Lien Credit Agreement.

            "FIRST LIEN REVOLVING LOANS" means a loan made by a First Lien Lender to Company pursuant to Section 2.2(a) and/or Section 2.22 of the First Lien Credit Agreement.

            "FIRST LIEN SWING LINE LENDER" means GSCP in its capacity as "Swing Line Lender" under the First Lien Credit Agreement, together with its permitted successors and assigns in such capacity.

            "FIRST LIEN SWING LINE LOAN" means a loan made by the First Lien Swing Line Lender to Company pursuant to Section 2.3 of the First Lien Credit Agreement.

            "FIRST LIEN TERM LOANS" means the term loans made by the First Lien Lenders pursuant to Section 2.1(a) and 2.4(f) the First Lien Credit Agreement

            "GOVERNMENTAL AUTHORITY" means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality, political subdivision or any entity or officer thereof exercising executive, legislative, judicial, regulatory or administrative functions of any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

            "GRANTORS" means Holdings, the Company, each of the Guarantor Subsidiaries and each other Person that has executed and delivered or may from time to time hereafter execute and deliver a First Lien Collateral Document or a Parity Lien Collateral Document as a "Grantor" (or the equivalent thereof).

            "GUARANTOR SUBSIDIARIES" means current and future Subsidiaries of the Company providing a guaranty of the First Lien Obligations, the Second Lien Credit Obligations and the other Parity Lien Obligations, as applicable.

            "HEDGE AGREEMENTS" means (i) an Interest Rate Agreement or a Currency Agreement entered into with a Lender Counterparty in order to satisfy the requirements of the First Lien Credit Agreement or otherwise in the ordinary course of the Company's or any of its Subsidiaries' businesses or (ii) a forward agreement or arrangement designed to hedge against fluctuation in electricity rates pertaining to electricity produced by a Project, so as long as the contractual arrangements relating to such Project contemplate that the Company or its Subsidiaries shall deliver such electricity to third parties.

            "HOLDINGS" has the meaning set forth in the Recitals to this Agreement.

            "INDEBTEDNESS" means and includes all Obligations that constitute "Indebtedness" within the meaning of the First Lien Credit Agreement, the Second Lien Credit Agreement or any other Parity Lien Document, as applicable.

            "INSOLVENCY OR LIQUIDATION PROCEEDING" means:

            (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor;

            (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a substantial part of their respective assets;

            (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy (in each case, except to the extent expressly permitted under Section 6.9 or not constituting an Event of Default under Section 8.1 of the First Lien Credit Agreement); or

            (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

            "INTERCREDITOR JOINDER" means an agreement substantially in the form of Exhibit A.

            "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement each of which is for the purpose of hedging the interest rate exposure associated with Company's and its Subsidiaries' operations and not for speculative purposes.

            "JOINT LEAD ARRANGER" has the meaning set forth in the Recitals to this Agreement.

            "LENDER COUNTERPARTY" means each Joint Lead Arranger and each First Lien Lender or any Affiliate of a First Lien Lender counterparty to a Hedge Agreement (including any Person who is a First Lien Lender (and any Affiliate thereof) as of the Closing Date but subsequently, whether before or after entering into a Hedge Agreement, ceases to be a First Lien Lender) including, without limitation, each such Affiliate that enters into a joinder agreement with respect to any of the First Lien Loan Documents with the First Lien Collateral Agent.

            "LIEN" means any lien, mortgage, pledge, collateral assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

            "LIEN SHARING AND PRIORITY CONFIRMATION" means as to any Series of Parity Lien Debt, the written agreement of the holders of such Series of Parity Lien Debt (or set forth in agreements binding on such holders), as set forth in the indenture, credit agreement or other agreement governing such Series of Parity Lien Debt, for the enforceable benefit of all holders of each existing or future Series of Parity Lien Debt, each existing and future Parity Lien Representative, all holders of First Lien Debt and the First Lien Collateral
Agent:

                  (1) that all Parity Lien Obligations will be and are secured Equally and Ratably by all Parity Liens at any time granted by the Company or any other Grantor to secure any Obligations in respect of such Series of Parity Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Parity Lien Debt, and that all such Parity Liens will be enforceable by the Parity Lien Collateral Agent for the benefit of all holders of Parity Lien Obligations Equally and Ratably;

                  (2) that the holders of Obligations in respect of such Series of Parity Lien Debt are bound by the provisions of this Agreement, including the provisions relating to the ranking of Parity Liens and the order of application of proceeds from the enforcement of Parity Liens; and

                  (3) consenting to and directing the Parity Lien Collateral Agent to perform its obligations under this Agreement and the other Parity Lien Collateral Documents.

            "NEW AGENT" has the meaning assigned to that term in Section 5.5.

            "OBLIGATIONS" means all obligations of every nature of each Grantor from time to time owed to the First Lien Claimholders, the Parity Lien Claimholders or any of them or their respective Affiliates, in each case under the First Lien Loan Documents, the Parity Lien Documents or Hedge Agreements, whether for principal, interest or payments for early termination of Interest Rate Agreements, fees, expenses, indemnification or otherwise and all guarantees of any of the foregoing.

            "PARITY LIEN" means a Lien granted by a Parity Lien Collateral Document to the Parity Lien Collateral Agent for the benefit of the holders of Parity Lien Debt, at any time, upon any property of the Company or any other Grantor to secure Parity Lien Obligations.

            "PARITY LIEN CLAIMHOLDERS" means, at any relevant time, collectively, the Second Lien Credit Claimholders and all existing and future holders of Parity Lien Obligations.

            "PARITY LIEN COLLATERAL" means all of the Collateral with respect to which a Lien is granted as security for any Parity Lien Obligations.

            "PARITY LIEN COLLATERAL AGENT" has the meaning set forth in the Preamble to this Agreement.

            "PARITY LIEN COLLATERAL DOCUMENTS" means the Collateral Documents (as defined in the Second Lien Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Parity Lien Obligations or under which rights or remedies with respect to such Liens are governed.

            "PARITY LIEN DEBT" means:

                  (1)   the Indebtedness under the Second Lien Credit Documents;
      and

                  (2) to the extent issued and outstanding, any other Indebtedness that is permitted to be incurred under the Second Lien Credit Documents and secured Equally and Ratably with Liens securing the Indebtedness under the Second Lien Credit Documents and the other Secured Debt Documents; provided that in the case of any Indebtedness referred to in clause (2) of this definition:

                        (a) on or before the date on which such Indebtedness is
            incurred by the Company or any Guarantor Subsidiary, such Indebtedness is designated by the Company in an Officer's Certificate delivered to the First Lien Collateral Agent, the Second Lien Administrative Agent and the Parity Lien Collateral Agent as "Parity Lien Debt" for the purposes of the Secured Debt Documents;

                        (b) such Indebtedness is (i) governed by an indenture,
            credit agreement or other agreement that includes a Lien Sharing and Priority Confirmation and (ii) subject to an Intercreditor Agreement Joinder; and

                        (c) all requirements set forth in this Agreement and the
            Parity Lien Collateral Documents as to the confirmation grant or perfection of the Parity Lien Collateral Agent's Lien to secure such Indebtedness or Obligations in respect thereof are satisfied.

            "PARITY LIEN DOCUMENTS" means the documents evidencing existing and future Parity Lien Debt and each of the other agreements, documents and instruments providing for or evidencing any other Parity Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any Parity Lien Obligations, including any intercreditor or joinder agreement among holders of Parity Lien Obligations to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, replaced, refinanced or extended, in whole or in part, from time to time in accordance with the provisions of this Agreement. As of the Closing Date, the Parity Lien Debt and Parity Lien Obligations are comprised only of the Second Lien Credit Obligations under the Second Lien Credit Agreement.

            "PARITY LIEN MORTGAGES" means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any Parity Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

            "PARITY LIEN OBLIGATIONS" means all existing and future Obligations outstanding under the Parity Lien Documents. "Parity Lien Obligations" shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Parity Lien Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

            "PARITY LIEN REPRESENTATIVE" means:

                  (1) in the case of the Second Lien Credit Agreement, the Second Lien Administrative Agent; or

                  (2) in the case of any other Series of Parity Lien Debt, the holder of such Parity Lien Debt, or if there are more than one holders of such Series of Parity Lien Debt, the trustee, agent or representative of the holders of such series of Parity Lien Debt who maintains the transfer register for such Series of Parity Lien Debt and is appointed as a Parity Lien Representative (for the purposes related to the administration of the applicable Parity Lien Collateral Documents) pursuant to the indenture, credit agreement, or other agreement governing such Series of Parity Lien Debt, together with its successors in such capacity; provided that in each case such Person shall have executed an Intercreditor Joinder.

            "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governmental authorities.

            "PLAN OF REORGANIZATION" means the plan of reorganization in the bankruptcy cases of Company and its Subsidiaries that became effective on March 10, 2004.

            "PLEDGED COLLATERAL" has the meaning set forth in Section 5.4.

            "PROJECT" means any waste-to-energy facility, waste disposal or collection facility and facilities related or ancillary thereto, electrical generation plant, cogeneration plant, water treatment facility or other facility for the generation of electricity or engaged in another line of business in which the Company and its Subsidiaries are permitted to be engaged under the First Lien Credit Agreement for which a Subsidiary or Subsidiaries of Company was, is or will be (as the case may be) an owner, operator, manager or builder; provided, however, that a Project shall cease to be a Project of Company and its Subsidiaries at such time that Company or any of its Subsidiaries ceases to have any existing or future rights or obligations (whether direct or indirect, contingent or matured) associated therewith.

            "RECOVERY" has the meaning set forth in Section 6.5.

            "REFINANCE" means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, or in lieu of, such Indebtedness in whole or in part. "REFINANCED" and "REFINANCING" shall have correlative meanings.

            "REQUIRED PARITY LIEN CLAIMHOLDERS" holders of Parity Lien Debt holding more than 50% of the outstanding principal amount of all Parity Lien Debt (including the Second Lien Debt).

            "SECOND LIEN ADMINISTRATIVE AGENT" has the meaning set forth in the Recitals to this Agreement.

            "SECOND LIEN CREDIT CLAIMHOLDERS" means, at any relevant time, the holders of Second Lien Credit Obligations at that time, including the Second Lien Lenders, and the agents under the Second Lien Credit Documents.

            "SECOND LIEN CREDIT AGREEMENT" has the meaning assigned to that term in the Recitals to this Agreement.

            "SECOND LIEN CREDIT DOCUMENTS" means the Credit Documents (as such term is defined in the Second Lien Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other Second Lien Credit Obligation, and any other document or instrument executed or delivered at any time in connection with any Second Lien Credit Obligations, including any intercreditor or joinder agreement among holders of Second Lien Credit Obligations to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, replaced, Refinanced or extended, in whole or in part, from time to time in accordance with the provisions of this Agreement.

            "SECOND LIEN CREDIT OBLIGATIONS" means, all Obligations outstanding under the Second Lien Credit Agreement and the other Second Lien Credit Documents. "Second Lien Obligations" shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Second Lien Credit Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

            "SECOND LIEN DEBT" means any Indebtedness of any Grantor under the Second Lien Credit Agreement.

            "SECOND LIEN LENDERS" means the "Lenders" under and as defined in the Second Lien Credit Agreement.

            "SECOND LIEN TERM LOAN" has the meaning set forth in the Recitals to this Agreement.

            "SECURED DEBT" means the Indebtedness under the First Lien Credit Documents and the Parity Lien Documents.

            "SECURED DEBT DOCUMENTS" means the First Lien Collateral Documents and the Parity Lien Collateral Documents.

            "SECURITIES" has the meaning assigned to that term in the First Lien Credit Agreement.

            "SERIES OF PARITY LIEN DEBT" means, severally, (1) Indebtedness under the Second Lien Credit Agreement and (2) any issue or series of any other Parity Lien Debt for which a single transfer register is maintained.

            "STANDSTILL PERIOD" has the meaning set forth in Section 3.1(a)(1).

            "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a "qualifying share" of the former Person shall be deemed to be outstanding.

            "TERM LOANS" means the First Lien Term Loans and the term loans made by the Second Lien Lenders pursuant to the Second Lien Credit Agreement.

            "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

            1.2 Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise:

            (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed, replaced, Refinanced or extended;

            (b) any reference herein to any Person shall be construed to include such Person's permitted successors and assigns;

            (c) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

            (d) all references herein to Sections shall be construed to refer to Sections of this Agreement; and

            (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

            SECTION 2. LIEN PRIORITIES.

            2.1 Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Parity Lien Obligations granted on the Collateral or of any Liens securing the First Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any other applicable law or the Parity Lien Documents or any defect or deficiencies in, or failure to perfect, the Liens securing the First Lien Obligations or any other circumstance whatsoever, the Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders, hereby agrees that:

            (a) any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the First Lien Collateral Agent or any First Lien Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Parity Lien Obligations;

            (b) any Lien on the Collateral securing any Parity Lien Obligations now or hereafter held by or on behalf of the Parity Lien Collateral Agent, any Parity Lien Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations. All Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Parity Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person; and

            (c) any Lien on the Collateral securing the Parity Lien Obligations now or hereafter held by or on behalf of the Parity Lien Collateral Agent, any Parity Lien Claimholders or any agent or trustee therefore regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be shared Equally and Ratably among the Parity Lien Claimholders.

            2.2 Prohibition on Contesting Liens. Each of the Parity Lien Collateral Agent, for itself and on behalf of each Parity Lien Claimholder, and the First Lien Collateral Agent, for itself and on behalf of each First Lien Claimholder, agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the First Lien

Claimholders in the First Lien Collateral or by or on behalf of any of the Parity Lien Claimholders in any of the Parity Lien Collateral, as the case may be, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Collateral Agent or any First Lien Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the First Lien Obligations as provided in Sections 2.1 and 3.1.

            2.3 No New Liens. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the parties hereto agree that the Company shall not, and shall not permit any other Grantor to:

            (a) grant or permit any additional Liens on any asset or property to secure any Parity Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the First Lien Obligations; or

            (b) grant or permit any additional Liens on any asset or property to secure any First Lien Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the Parity Lien Obligations.

To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Collateral Agent and/or the First Lien Claimholders, the Parity Lien Collateral Agent, on behalf of Parity Lien Claimholders, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.3.

            2.4 Similar Liens and Agreements. The parties hereto agree that it is their intention that the First Lien Collateral and the Parity Lien Collateral be identical. In furtherance of the foregoing and of Section 8.9, the parties hereto agree, subject to the other provisions of this Agreement:

            (a) upon request by the First Lien Collateral Agent or the Parity Lien Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Parity Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Loan Documents and the Parity Lien Documents; and

            (b) that, except to the extent that such documents and agreements are replaced in connection with a Refinancing of any First Lien Debt or Second Lien Debt as contemplated under Section 5.3, the documents and agreements creating or evidencing the First Lien Collateral and the Parity Lien Collateral and guarantees for the First Lien Obligations and the Parity Lien Obligations subject to Section 5.3(d), shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the Obligations thereunder.

            SECTION 3. ENFORCEMENT.

            3.1   Exercise of Remedies.

            (a) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Parity Lien Collateral Agent and the Parity Lien Claimholders:

                  (1) will not exercise or seek to exercise any rights or remedies with respect to any Collateral (including the exercise of any right of setoff or any right under any lockbox agreement, account control agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which the Parity Lien Collateral Agent or any Parity Lien Claimholder is a party) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that the Parity Lien Collateral Agent at the written direction of the Required Parity Lien Claimholders, may exercise any or all such rights or remedies after a period of at least 180 days has elapsed since the later of: (i) the date on which the Parity Lien Collateral Agent, at the written direction of the Required Parity Lien Claimholders, declared the existence of any Event of Default under any Parity Lien Documents and demanded the repayment of all the principal amount of any Parity Lien Obligations; and (ii) the date on which the First Lien Collateral Agent received notice from the Parity Lien Collateral Agent of such declarations of an Event of Default and demand for repayment (the "STANDSTILL PERIOD"); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Parity Lien Collateral Agent or any Parity Lien Claimholder exercise any rights or remedies with respect to the Collateral if, notwithstanding the expiration of the Standstill Period, the First Lien Collateral Agent or First Lien Claimholders shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of the Collateral (prompt notice of such exercise to be given to the Parity Lien Collateral Agent);

                  (2) will not contest, protest or object to any foreclosure proceeding or action brought by the First Lien Collateral Agent or any First Lien Claimholder or any other exercise by the First Lien Collateral Agent or any First Lien Claimholder of any rights and remedies relating to the Collateral under the First Lien Loan Documents or otherwise; and

                  (3) subject to their rights under clause (a)(1) above and except as may be permitted in Section 3.1(c), will not object to the forbearance by the First Lien Collateral Agent or the First Lien Claimholders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral;

      provided, that, in the case of (1), (2) and (3) above, the Liens granted to secure the Parity Lien Obligations of the Parity Lien Claimholders shall attach to any proceeds resulting from actions taken by the First Lien Collateral Agent or any First Lien Claimholder in accordance with this Agreement after application of such proceeds to the extent necessary to meet the requirements of a Discharge of First Lien Obligations.

            (b) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, subject to Section 3.1(a)(1), the First Lien Collateral Agent and the First Lien Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Parity Lien Collateral Agent or any Parity Lien Claimholder; provided, that the Lien securing the Parity Lien Obligations shall remain on the proceeds of such Collateral released or disposed of subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the Collateral, the First Lien Collateral Agent and the First Lien Claimholders may, subject to the rights of the Company and the other Grantors thereunder, enforce the provisions of the First Lien Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

            (c) Notwithstanding the foregoing, the Parity Lien Collateral Agent and any Parity Lien Claimholder may:

                  (1) file a claim or statement of interest with respect to the Parity Lien Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor;

                  (2) take any action (not adverse to the priority status of the Liens on the Collateral securing the First Lien Obligations, or the rights of any First Lien Collateral Agent or the First Lien Claimholders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;

                  (3) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Parity Lien Claimholders, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;

                  (4) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement;

                  (5) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Parity Lien Obligations and the Collateral; and

                  (6) exercise any of its rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by Section 3.1(a)(1).

            The Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in Sections 3.1(a), 6.3(b) and this
Section 3.1(c), the sole right of the Parity Lien Collateral Agent and the Parity Lien Claimholders with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Parity Lien Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred.

            (d)   Subject to Sections 3.1(a) and (c) and Section 6.3(b):

                  (1) the Parity Lien Collateral Agent, for itself and on behalf of the Parity Lien Claimholders, agrees that the Parity Lien Collateral Agent and the Parity Lien Claimholders will not take any action that would hinder any exercise of remedies under the First Lien Loan Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise;

                  (2) the Parity Lien Collateral Agent, for itself and on behalf of the Parity Lien Claimholders, hereby waives any and all rights it or the Parity Lien Claimholders may have as a junior lien creditor or otherwise to object to the manner in which the First Lien Collateral Agent or the First Lien Claimholders seek to enforce or collect the First Lien Obligations or the Liens securing the First Lien Obligations granted in any of the First Lien Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or First Lien Claimholders is adverse to the interest of the Parity Lien Claimholders; and

                  (3) the Parity Lien Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Parity Lien Collateral Documents or any other Parity Lien Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the First Lien Collateral Agent or the First Lien Claimholders with respect to the Collateral as set forth in this Agreement and the First Lien Credit Documents.

            (e) Except as otherwise specifically set forth in Sections 3.1(a) and (d), the Parity Lien Collateral Agent and the Parity Lien Claimholders may exercise rights and remedies as unsecured creditors against the Company or any other Grantor that has guaranteed or granted Liens to secure the Parity Lien Obligations in accordance with the terms of the Parity Lien Documents and applicable law; provided that in the event that any Parity Lien Claimholder becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Parity Lien Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations) as the other Liens securing the Parity Lien Obligations are subject to this Agreement.

            (f) Nothing in this Agreement shall prohibit the receipt by the Parity Lien Collateral Agent or any Parity Lien Claimholders of the required payments of interest, principal and other amounts owed in respect of the Parity Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the Parity Lien Collateral Agent or any Parity Lien Claimholders of rights or remedies as a secured creditor (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Collateral Agent or the First Lien Claimholders may have with respect to the First Lien Collateral.

            (g) Notwithstanding the foregoing, subject to the rights of any holders of First Lien Obligations, at any time after the Discharge of the First Lien Obligations, the Parity Lien Claimholders may, at the written direction of the Required Parity Lien Claimholders, direct the Parity Lien Collateral Agent to enforce rights, exercise remedies and take actions to which it may be entitled under the Parity Lien Documents:

                  (1) to foreclose upon and otherwise enforce Liens on the Collateral securing such Parity Lien Obligations at any time after the Standstill Period;

                  (2) as necessary to redeem any Collateral in a creditor's redemption permitted by law or to deliver any notice or demand necessary to enforce any right to claim, take or receive proceeds of such Collateral remaining after the Discharge of First Priority Lien Obligations in the event of foreclosure or other enforcement of any prior Lien;

                  (3) as necessary to perfect or establish the priority of Liens on any Collateral securing such Parity Lien Obligations;

                  (4) as necessary to create, prove, preserve or protect Liens on any Collateral securing such Parity Lien Obligations.

            (h) In connection with any matters requiring a vote of the Required Parity Lien Claimholders, the votes of the Second Lien Lenders and the votes of holders of other Parity Lien Debt entitled to vote thereon shall be cast in the manner provided by, and in accordance with the terms of, the corresponding Parity Lien Documents.

            For the purposes of the foregoing, any notes registered in the name of, or Beneficially Owned by, the Company or any Affiliate of the Company will be deemed not to be outstanding.

            SECTION 4. PAYMENTS.

            4.1 Application of Prepayment Proceeds.

            Company, the First Lien Administrative Agent, on behalf of itself and each other First Lien Claimholder, and the Second Lien Administrative Agent, on behalf of itself and each other holder of Second Lien Debt, each agree that notwithstanding any term in any First Lien Loan Document or any Second Lien Loan Document to the contrary, Company shall not make any voluntary or mandatory prepayments of principal on the Second Lien Debt prior to the payment in full of the principal amount outstanding under the First Lien Credit Agreement; provided that in the event that (i) there shall be no First Lien Term Loans outstanding and (ii) the aggregate amount of First Lien Revolving Commitments and First Lien Funded Letter of Credit Commitments does not exceed $340,000,000, then Company may make voluntary prepayments of outstanding loans under the Second Lien Credit Agreement, and equity issuance and excess cash flow mandatory prepayments contemplated under pursuant to Sections 2.14(c) and (e), respectively, of the First Lien Credit Agreement and the Second Lien Credit Agreement, shall first be applied to amounts outstanding under the Second Lien Credit Agreement.

            4.2 Application of Proceeds Upon Exercise of Remedies.

            (a) Prior to the Discharge of First Lien Obligations, if pursuant to the exercise by the First Lien Collateral Agent of any rights and remedies set forth in any First Lien Collateral Document, any Collateral is sold or otherwise realized upon by the First Lien Collateral Agent, the First Lien Collateral Agent shall, after distributing amounts required to be paid to holders of "Allowed Class 6 Claims" (as such term is defined in the Plan of Reorganization) and other entitled claimants with respect to the "CPIH Participation Interest" (as such term is defined in the Plan of Reorganization) in an aggregate amount not to exceed $4,000,000, promptly distribute the proceeds received in respect of such Collateral in the following order of application:

            FIRST, to the payment of all amounts payable under the First Lien Loan Documents on account of the First Lien Collateral Agent's fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the First Lien Collateral Agent or any co-trustee or agent of the First Lien Collateral Agent in connection with any First Lien Collateral Document;

            SECOND, to the extent of any excess of such proceeds, to the First Lien Administrative Agent for application to the payment of all outstanding First Lien Obligations that are then due and payable ratably in an amount sufficient to pay in full in cash all outstanding First Lien Obligations that are then due and payable (including, to the extent legally permitted, all interest accrued thereon after the commencement of any insolvency or liquidation proceeding at the rate, including any applicable post-default rate, specified in the First Lien Loan Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable First Lien Loan Document) of all outstanding letters of credit constituting First Lien Obligations);

            THIRD, to the extent of any excess of such proceeds, to the Parity Lien Collateral Agent for the payment of all amounts payable under the Parity Lien Documents on account of the Parity Lien Collateral Agent's fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Parity Lien Collateral Agent or any co-trustee or agent of the Parity Lien Collateral Agent in connection with any such Parity Lien Document;

            FOURTH, to the extent of any excess of such proceeds, to the Second Lien Administrative Agent and any comparable Parity Lien Representative for application to the payment of all outstanding Parity Lien Obligations that are then due and payable Equally and Ratably pursuant to the terms of the Parity Lien Documents in an amount sufficient to pay in full in cash all outstanding Parity Lien Obligations that are then due and payable (including, to the extent legally permitted, all interest accrued thereon after the commencement of any insolvency or liquidation proceeding at the rate, including any applicable post-default rate, specified in the Parity Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding);

            FIFTH, any surplus remaining after the payment in full in cash of the amounts described in the preceding clauses will be paid to the Company or the applicable Grantor, as the case may be, its successors or assigns, or as a court of competent jurisdiction may direct.

            (b) Following the Discharge of First Lien Obligations, if any Collateral is sold or otherwise realized upon by the Parity Lien Collateral Agent in connection with any foreclosure, collection or other enforcement of Liens granted to the Parity Lien Collateral Agent in the Parity Lien Collateral Documents, the proceeds received by the Parity Lien Collateral Agent from such foreclosure, collection or other enforcement will be distributed by the Parity Lien Collateral Agent in accordance with clauses THIRD, FOURTH and FIFTH, as applicable, of Section 4.2(a).

            4.3 Payments Over in Violation of Agreement. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Collateral or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) received by the Parity Lien Collateral Agent or any Parity Lien Claimholders in connection with the exercise of any right or remedy (including set-off) relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the First Lien Collateral Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Lien Collateral

Agent is hereby authorized to make any such endorsements as agent for the Parity Lien Collateral Agent or any such Parity Lien Claimholders. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

            SECTION 5. OTHER AGREEMENTS.

            5.1 Releases.

            (a) If in connection with the exercise of the First Lien Collateral Agent's remedies in respect of the Collateral provided for in Section 3.1, the First Lien Collateral Agent, for itself or on behalf of any of the First Lien Claimholders, releases any of its Liens on any part of the Collateral or releases any Grantor from its obligations under its guaranty of the First Lien Obligations in connection with the sale of the stock, or substantially all the assets, of such Grantor, then the Liens, if any, of the Parity Lien Collateral Agent, for itself or for the benefit of the Parity Lien Claimholders, on such Collateral, and the obligations of such Grantor under its guaranty of the Parity Lien Obligations, shall be automatically, unconditionally and simultaneously released. The Parity Lien Collateral Agent, for itself or on behalf of any such Parity Lien Claimholders, promptly shall execute and deliver to the First Lien Collateral Agent or such Grantor such releases and other documents as the First Lien Collateral Agent or such Grantor may request, and authorizes the filing of any termination statements, to effectively confirm such release.

            (b) If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral (collectively, a "DISPOSITION") permitted under the terms of both the First Lien Loan Documents and the Parity Lien Documents (other than in connection with the exercise of the First Lien Collateral Agent's remedies in respect of the Collateral provided for in Section 3.1), the First Lien Collateral Agent, for itself or on behalf of any of the First Lien Claimholders, releases any of its Liens on any part of the Collateral, or releases any Grantor from its obligations under its guaranty of the First Lien Obligations in connection with the sale of the stock, or substantially all the assets, of such Grantor, in each case other than (A) in connection with the Discharge of First Lien Obligations and (B) after the occurrence and during the continuance of any Event of Default under any Parity Lien Document, then the Liens, if any, of the Parity Lien Collateral Agent, for itself or for the benefit of the Parity Lien Claimholders, on such Collateral, and the obligations of such Grantor under its guaranty of the Parity Lien Obligations, shall be automatically, unconditionally and simultaneously released. The Parity Lien Collateral Agent, for itself or on behalf of any such Parity Lien Claimholders, promptly shall execute and deliver to the First Lien Collateral Agent or such Grantor such releases and other documents as the First Lien Collateral Agent or such Grantor may request, and authorizes the filing of any termination statements, to effectively confirm such release.

            (c) Until the Discharge of First Lien Obligations occurs, the Parity Lien Collateral Agent, for itself and on behalf of the Parity Lien Claimholders, hereby irrevocably constitutes and appoints the First Lien Collateral Agent and any officer or agent of the First Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Parity Lien Collateral Agent or such holder or in the First Lien Collateral Agent's own name, from time to time in the First Lien Collateral Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release.

            (d) Until the Discharge of First Lien Obligations occurs, to the extent that the First Lien Collateral Agent or the First Lien Claimholders (i) have released any Lien on Collateral or any Grantor from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtain any new liens or additional guarantees from any Grantor, then the Parity Lien Collateral Agent, for itself and for the Parity Lien Claimholders, shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement, and an additional guaranty, as the case may be.

            (e) In the event that the principal amount of funded First Lien Obligations plus the aggregate face amount of letters of credit, if any, issued under the First Lien Credit Agreement and not reimbursed plus the aggregate principal amount of unfunded commitments under the First Lien Credit Agreement (collectively, the "FIRST LIEN OBLIGATIONS AMOUNT"), at any date of determination no longer constitute at least 15% of the sum of (i) the First Lien Obligations Amount and (ii) the principal amount of funded Parity Lien Obligations (collectively, the "PARITY LIEN OBLIGATIONS AMOUNT"), then, with respect to Collateral, any action provided for in Section 5.1(a) and (b) above (except for releases given in connection with a Disposition or guarantor releases permitted under the First Lien Loan Documents and the Parity Lien Documents) shall require the consent of First Lien Claimholders and Parity Lien Claimholders representing in the aggregate more than 50% of the sum of (i) the First Lien Obligations Amount and (ii) the Parity Lien Obligations Amount.

            (f) After the Discharge of First Lien Obligations occurs, any sale, lease, exchange, transfer or other dispositions of Collateral or any other release of Liens on any part of the Collateral or any releases of any Grantor from its obligations under its guaranty of the Parity Lien Obligations in connection with the sale of the stock, or substantially all the assets, of such Grantor in each case not otherwise expressly permitted under the Parity Lien Documents shall only be permitted with the written consent of the Required Parity Lien Claimholders.

            5.2 Insurance. Unless and until the Discharge of First Lien Obligations has occurred, and subject to Section 4.1(a) hereof and the terms of, and the rights of the Grantors under, the First Lien Loan Documents, all proceeds of any policy covering the Collateral and any award granted in any condemnation or similar proceeding (or any payments with respect to a deed in lieu of condemnation) if in respect of the Collateral and to the extent required by the First Lien Loan Documents to be paid to the First Lien Collateral Agent for the benefit of the First Lien Claimholders pursuant to the terms of the First Lien Credit Documents (including, without limitation, for purposes of cash collateralization of letters of credit) shall be so paid and thereafter, subject to Section 4.1(a) hereof and the terms of, and the rights of the Grantors under, the Parity Lien

Collateral Documents, to the Parity Lien Collateral Agent for the benefit of the Parity Lien Claimholders to the extent required under the Parity Lien Collateral Documents and then, to the extent no Parity Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Obligations has occurred, if the Parity Lien Collateral Agent or any Parity Lien Claimholders shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the First Lien Collateral Agent in accordance with the terms of
Section 4.3.

            5.3   Amendments to First Lien Loan Documents and Parity Lien
Documents.

            (a) The First Lien Loan Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms and the First Lien Credit Agreement may be Refinanced, in whole or in part, in each case, without notice to, or the consent of the Parity Lien Collateral Agent or the Parity Lien Claimholders, all without affecting the lien subordination or other provisions of this Agreement; provided, however, that the holders of such Refinancing debt bind themselves in a writing addressed to the Parity Lien Collateral Agent and the Parity Lien Claimholders to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall not, without the consent of the Parity Lien Collateral Agent:

                  (1) increase the sum of (without duplication) (A) the then outstanding aggregate principal amount of the First Lien Term Loans (or other similar facilities) under the First Lien Credit Agreement and (B) the aggregate amount of First Lien Revolving Commitment and the First Lien Funded Letter of Credit Commitment (or other similar facilities) under the First Lien Credit Agreement in excess of the Cap Amount;

                  (2) increase the "Applicable Margin" or similar component of the interest rate or yield provisions applicable to the First Lien Obligations (and/or issue refinancing indebtedness at a discount) so long as the combined effect of such increase and/or discount does not increase the financing costs by more than 2.00% per annum (excluding increases (A) resulting from application of the pricing grid set forth in the First Lien Credit Agreement as in effect on the date hereof or (B) resulting from the accrual of interest at the default rate);

                  (3) extend the scheduled maturity of the First Lien Credit Agreement or any Refinancing thereof beyond the scheduled maturity of any Parity Lien Document or any Refinancing thereof; or

                  (4)   contravene the provisions of this Agreement.

            Upon any Refinancing of the First Lien Debt in accordance with the foregoing provisions (i) the Indebtedness incurred in connection with such Refinancing shall constitute First Lien Debt, (ii) the holders of such First
Lien Debt shall constitute First Lien Lenders, (iii) the principal documents governing such Indebtedness or pursuant to which such Indebtedness is issued shall constitute the First Lien Credit Agreement and the documents and instruments executed in connection with such new Indebtedness shall constitute First Lien Loan Documents and (iv) the Person to whom Liens on the Collateral are granted to secured the Indebtedness so Refinanced shall constitute the First Lien Collateral Agent.

            (b) Without the prior written consent of the First Lien Collateral Agent, no Parity Lien Document may be Refinanced, amended, restated, supplemented or otherwise modified or entered into to the extent such Refinancing, amendment, supplement or modification, or the terms of any new Parity Lien Document, would:

                  (1) increase the principal amount of the Parity Lien Debt in excess of the amount permitted under the First Lien Credit Agreement;

                  (2) increase the "Applicable Margin" or similar component of the interest rate or yield provisions applicable to the Parity Lien Obligations (and/or issue refinancing indebtedness at a discount) so long as the combined effect of such increase and/or discount does not increase the financing costs by more than 2.00% per annum (excluding increases resulting from the accrual of interest at the default rate);

                  (3) change any default or Event of Default thereunder in a manner materially adverse to the loan parties thereunder (other than to eliminate any such Event of Default or increase any grace period related thereto or otherwise make such Event of Default or condition less restrictive or burdensome on the Company);

                  (4) change (to earlier dates) any dates upon which payments of principal or interest are due thereon;

                  (5) change the prepayment provisions thereof;

                  (6) increase materially the obligations of the obligor thereunder or to confer any additional material rights on the lenders or holders under the Parity Lien Documents (or a representative on their behalf) which would be materially adverse to any Credit Party (as defined in the First Lien Credit Agreement) or First Lien Lenders; or

                  (7) contravene the provisions of this Agreement.

            The Parity Lien Documents may be Refinanced as permitted under the First Lien Credit Agreement and to the extent the terms and conditions of such Refinancing debt meet the requirements of this Section 5.3(b), the average life to maturity thereof is greater than or equal to that of the Second Lien Credit Agreement and the holders of such Refinancing debt bind themselves in a writing addressed to the First Lien Collateral Agent and the First Lien Claimholders to the terms of this Agreement.

            (c) Each Parity Lien Collateral Document shall include the following language (or language to similar effect approved by the First Lien Collateral Agent):

            "Notwithstanding anything herein to the contrary, the lien and security interest granted to the Parity Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Parity Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of June [__] (as amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT"), among Covanta Energy Corporation, _______________, as First Lien Collateral Agent and ______________, as Parity Lien Collateral Agent and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control."

In addition, each Parity Lien Mortgage covering any Collateral shall contain such other language as the First Lien Collateral Agent may reasonably request to reflect the subordination of such Parity Lien Mortgage to the First Lien Collateral Document covering such Collateral.

            (d) In the event any First Lien Collateral Agent or the First Lien Claimholders and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Collateral Document or changing in any manner the rights of the First Lien Collateral Agent, such First Lien Claimholders, the Company or any other Grantor thereunder, then upon the execution by each appropriate Grantor of a grant of security interest in an additional or supplemental collateral, such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Parity Lien Collateral Document without the consent of the Parity Lien Collateral Agent or the Parity Lien Claimholders and without any action by the Parity Lien Collateral Agent, the Company or any other Grantor, provided, that:

                  (1) no such amendment, waiver or consent shall have the effect of:

                        (A) removing or releasing assets subject to the Lien of
            the Parity Lien Collateral Documents, except to the extent that a release of such Lien is permitted or required by Section 5.1 of this Agreement and provided that there is a corresponding release of the Liens securing the First Lien Obligations;

                        (B) imposing duties on the Parity Lien Collateral Agent
            without its consent;

                        (C) permitting other Liens on the Collateral not
            permitted under the terms of the Parity Lien Documents or Section 6; or

                        (D) being prejudicial to the interests of the Parity
            Lien Claimholders to a greater extent than the First Lien Claimholders; and

                  (2) notice of such amendment, waiver or consent shall have been given to the Parity Lien Collateral Agent within ten (10) Business Days after the effective date of such amendment, waiver or consent.

            5.4 Bailee for Perfection.

            (a) The First Lien Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the "PLEDGED COLLATERAL") as collateral agent for the First Lien Claimholders and as bailee for the Parity Lien Collateral Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting the security interest granted under the First Lien Loan Documents and the Parity Lien Documents, respectively, subject to the terms and conditions of this Section 5.4.

            (b) The First Lien Collateral Agent shall have no obligation whatsoever to the First Lien Claimholders, the Parity Lien Collateral Agent or any Parity Lien Claimholder to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities of the First Lien Collateral Agent under this Section 5.4 shall be limited solely to holding the Pledged Collateral as bailee in accordance with this Section 5.4 and delivering the Pledged Collateral upon a Discharge of First Lien Obligations as provided in paragraph (d) below.

            (c) The First Lien Collateral Agent acting pursuant to this Section
5.4 shall not have by reason of the First Lien Collateral Documents, the Parity Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of the First Lien Claimholders, the Parity Lien Collateral Agent or any Parity Lien Claimholder.

            (d) Upon the Discharge of First Lien Obligations under the First Lien Loan Documents to which the First Lien Collateral Agent is a party, the First Lien Collateral Agent shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements, first, to the Parity Lien Collateral Agent to the extent Parity Lien Obligations remain outstanding, and second, to the Company to the extent no First Lien Obligations or Parity Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). The First Lien Collateral Agent further agrees to take all other action reasonably requested by the Parity Lien Collateral Agent in connection with the Parity Lien Collateral Agent obtaining a first-priority security interest (subject to Permitted Liens) in the Collateral or as a court of competent jurisdiction may otherwise direct.

            (e) Subject to the terms of this Agreement, so long as the Discharge of First Lien Obligations has not occurred, the First Lien Collateral Agent shall be entitled to deal with the Pledged Collateral or Collateral within its "control" in accordance with the terms of this Agreement and other First Lien Credit Documents as if the Liens of the Parity Lien Collateral Agent and Parity Lien Claimholders did not exist.

            5.5 When Discharge of First Lien Obligations Deemed to Not Have Occurred. If concurrently with the Discharge of First Lien Obligations, the Company thereafter enters into any Refinancing of any First Lien Loan Document evidencing a First Lien Obligation which Refinancing is permitted by the Parity Lien Documents, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken by the Parity Lien Collateral Agent as a result of the occurrence of such first Discharge of First Lien Obligations), and, from and after the date on which the New First Lien Debt Notice (as defined below) is delivered to the Parity Lien Collateral Agent in accordance with the next sentence, the obligations under such Refinancing of the First Lien Loan Document shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the First Lien Collateral Agent under such First Lien Loan Documents shall be the First Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a notice (the "NEW FIRST LIEN DEBT NOTICE") stating that the Company has entered into a new First Lien Loan Document (which notice shall include the identity of the new first lien collateral agent, such agent, the "NEW AGENT"), the Parity Lien Collateral Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Agent shall reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral). The New Agent shall agree in a writing addressed to the Parity Lien Collateral Agent and the Parity Lien Claimholders to be bound by the terms of this Agreement. If the new First Lien Obligations under the new First Lien Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Parity Lien Obligations, then the Grantors shall take all actions reasonably requested to cause the Parity Lien Obligations to be secured at such time by a second priority Lien on such assets to the same extent provided in the Parity Lien Collateral Documents and this Agreement.

            5.6 Purchase Right. Without prejudice to the enforcement of the First Lien Claimholders remedies, the First Lien Claimholders agree at any time following an acceleration of the First Lien Obligations in accordance with the terms of the First Lien Credit Agreement, the First Lien Claimholders will offer the Parity Lien Claimholders the option to purchase the entire aggregate amount of outstanding First Lien Obligations (including unfunded commitments under the First Lien Credit Agreement) at par plus accrued interest (without regard to any prepayment penalty or premium), without warranty or representation or recourse, on a pro rata basis across First Lien Claimholders. The Parity Lien Claimholders shall irrevocably accept or reject such offer within ten (10) Business Days of the receipt thereof and the parties shall endeavor to close promptly thereafter. If the Parity Lien Claimholders accept such offer, it shall be exercised pursuant to documentation mutually acceptable to each of the First Lien Collateral Agent and the Parity Lien Collateral Agent. If the Parity Lien Claimholders reject such offer (or do not so irrevocably accept such offer within the required timeframe), the First Lien Claimholders shall have no further obligations pursuant to this Section 5.6 and may take any further actions in their sole discretion in accordance with the First Lien Loan Documents and this Agreement.

            5.7 Additional Parity Lien Debt.

            (a) The Parity Lien Collateral Agent will accept, enter into, hold, maintain, administer and enforce all Parity Lien Collateral Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations under the Parity Lien Obligations and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Parity Lien Collateral Documents, with respect to each holder of Obligations of a Series of Parity Lien Debt that is issued or incurred after the date hereof that:

                  (1) holds Obligations that are identified as Parity Lien Debt in accordance with the procedures set forth in Section 5.7(b);

                  (2) signs, through its designated Parity Lien Representative identified pursuant to Section 5.7 (b), an Intercreditor Joinder; and

                  (3) delivers a Lien Sharing and Priority Confirmation.

            (b) The Company or other applicable Guarantor Subsidiary will be permitted to designate as an additional holder of Parity Lien Obligations hereunder each Person who is, or who becomes, the registered holder of Parity Lien Debt or the registered holder of Priority Lien Debt incurred by the Company or such other Guarantor Subsidiary after the date of this Agreement in accordance with the terms of all applicable Secured Debt Documents. The Company or other Guarantor Subsidiary may effect such designation by delivering to the Parity Lien Collateral Agent, with copies to each previously identified Parity Lien Representative, each of the following:

                  (1) an Officers' Certificate stating that:

                        (A) the Company or other applicable Guarantor Subsidiary
            intends to incur additional Parity Lien Debt which will be Parity Lien Debt permitted by each applicable Secured Debt Document to be secured with a Parity Lien Equally and Ratably with all previously existing and future Parity Lien Debt;

                  (2) evidence that the Company or such other Guarantor Subsidiary has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the additional Parity Lien Debt is secured by the Collateral in accordance with the Parity Lien Collateral Documents; and

                  (3) a written notice specifying the name and address of the Parity Lien Representative for such series of additional Parity Lien Debt for purposes of Section 8.8.

Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Company or any other Guarantor Subsidiary to incur additional Indebtedness unless otherwise permitted by the terms of all applicable Secured Debt Documents.

            SECTION 6. INSOLVENCY OR LIQUIDATION PROCEEDINGS.

            6.1 Finance and Sale Issues. Until the Discharge of First Lien Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Collateral Agent shall desire to permit the use of "Cash Collateral" (as such term is defined in Section 363(a) of the Bankruptcy Code), on which the First Lien Collateral Agent or any other creditor has a Lien or to permit the Company or any other Grantor to obtain financing, whether from the First Lien Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law ("DIP FINANCING") then the Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders, agrees that neither it nor any other Parity Lien Claimholder will raise any objection to such Cash Collateral use or DIP Financing so long as such Cash Collateral use or DIP Financing is (i) on commercially reasonable terms, (ii) the Parity Lien Collateral Agent and the Parity Lien Claimholders retain the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use or the DIP Financing that are materially prejudicial to their interests and (iii) the DIP Financing (a) does not compel the Company to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation or a related document or (b) the DIP Financing documentation or Cash Collateral order does not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation or Cash Collateral order. To the extent the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing which meets the requirements of clauses (i) through (iii) above, the Parity Lien Collateral Agent will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Collateral (x) to the Liens securing such DIP Financing (and all Obligations relating thereto), (y) to any adequate protections given to the First Lien Claimholders and (z) to any "carve out" provided to any DIP Financing lenders in connection with the DIP Financing, and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the First Lien Collateral Agent or to the extent permitted by Section 6.3).

            6.2 Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, the Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First Lien Collateral Agent, unless a motion for adequate protection permitted under Section 6.3 has been denied by the Bankruptcy Court.

            6.3 Adequate Protection.

            (a) The Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders, agrees that none of them shall contest (or support any other Person contesting):

                  (1) any request by the First Lien Collateral Agent or the First Lien Claimholders for adequate protection;

                  (2) any objection by the First Lien Collateral Agent or the First Lien Claimholders to any motion, relief, action or proceeding based on the First Lien Collateral Agent or the First Lien Claimholders claiming a lack of adequate protection; or

                  (3) the payment of interest, fees, expenses or other amounts to the First Lien Collateral Agent or any other First Lien Claimholder under sections 506(b) or 506(c) of the Bankruptcy Code or otherwise.

            (b) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:

                  (1) if the First Lien Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then the Parity Lien Collateral Agent, on behalf of itself or any of the Parity Lien Claimholders, may seek or request adequate protection solely in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Parity Lien Obligations are so subordinated to the First Lien Obligations under this Agreement; and

                  (2) in the event the Parity Lien Collateral Agent, on behalf of itself or any of the Parity Lien Claimholders, seeks or requests adequate protection in respect of Parity Lien Obligations and such adequate protection is granted in the form of additional collateral, then the Parity Lien Collateral Agent, on behalf of itself or any of the Parity Lien Claimholders, agrees that the First Lien Collateral Agent shall also be granted a senior Lien on such additional collateral as security for the First Lien Obligations and for any Cash Collateral use or DIP Financing provided by the First Lien Claimholders and that any Lien on such additional collateral securing the Parity Lien Obligations shall be subordinated to the Lien on such collateral securing the First Lien Obligations and any such DIP Financing provided by the First Lien Claimholders (and all Obligations relating thereto) and to any other Liens granted to the First Lien Claimholders as adequate protection on the same basis as the other Liens securing the Parity Lien Obligations are so subordinated to such First Lien Obligations under this Agreement. Except as otherwise expressly set forth in Section 6.1 or in connection with the exercise of remedies with respect to the Collateral, nothing herein shall limit the rights of the

      Parity Lien Collateral Agent or the Parity Lien Claimholders from seeking adequate protection (other than in the form of cash or periodic cash payments) with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding.

            6.4 No Waiver. Subject to Sections 3.1(a) and (d), nothing contained herein shall prohibit or in any way limit the First Lien Collateral Agent or any First Lien Claimholder from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Parity Lien Collateral Agent or any of the Parity Lien Claimholders, including the seeking by the Parity Lien Collateral Agent or any Parity Lien Claimholders of adequate protection or the asserting by the Parity Lien Collateral Agent or any Parity Lien Claimholders of any of its rights and remedies under the Parity Lien Documents or otherwise.

            6.5 Avoidance Issues. If any First Lien Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor any amount paid in respect of First Lien Obligations (a "RECOVERY"), then such First Lien Claimholders shall be entitled to a reinstatement of First Lien Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

            6.6 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Parity Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Parity Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

            6.7 Post-Petition Interest.

            (a) Neither the Parity Lien Collateral Agent nor any Parity Lien Claimholder shall oppose or seek to challenge any claim by the First Lien Collateral Agent or any First Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of any First Lien Claimholder's Lien, without regard to the existence of the Lien of the Parity Lien Collateral Agent on behalf of the Parity Lien Claimholders on the Collateral.

            (b) Neither the First Lien Collateral Agent nor any other First Lien Claimholder shall oppose or seek to challenge any claim by the Parity Lien Collateral Agent or any Parity Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of Parity Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien of the Parity Lien Collateral Agent on behalf of the Parity Lien Claimholders on the Collateral (after taking into account the First Lien Collateral).

            6.8 Waiver. The Parity Lien Collateral Agent, for itself and on behalf of the Parity Lien Claimholders, waives any claim it may hereafter have against any First Lien Claimholder arising out of the election of any First Lien Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding.

            6.9 Separate Grants of Security and Separate Classification. The Parity Lien Collateral Agent, for itself and on behalf of the Parity Lien Claimholders, and the First Lien Collateral Agent for itself and on behalf of the First Lien Claimholders, acknowledges and agrees that:

            (a) the grants of Liens pursuant to the First Lien Collateral Documents and the Parity Lien Collateral Documents constitute two separate and distinct grants of Liens; and (b) because of, among other things, their differing rights in the Collateral, the Parity Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Claimholders and the Parity Lien Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that, subject to Sections 2.1 and 4.2, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Parity Lien Claimholders), the First Lien Claimholders shall be entitled to receive, in addition to amounts otherwise distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, including any additional interest payable pursuant to the First Lien Credit Agreement, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Parity Lien Claimholders with respect to the Collateral, with the Parity Lien Collateral Agent, for itself and on behalf of the Parity Lien Claimholders, hereby acknowledging and agreeing to turn over to the First Lien Collateral Agent, for itself and on behalf of the First Lien Claimholders, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence (with respect to the payment of post-petition interest), even if such turnover has the effect of reducing the claim or recovery of the Parity Lien Claimholders.

            SECTION 7. RELIANCE; WAIVERS; ETC.

            7.1 Reliance. Other than any reliance on the terms of this Agreement, the First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders under its First Lien Loan Documents, acknowledges that it and such First Lien Claimholders have, independently and without reliance on the Parity Lien Collateral Agent or any Parity Lien Claimholders, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such First Lien Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First Lien Credit Agreement or this Agreement. The Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders, acknowledges that it and the Parity Lien Claimholders have, independently and without reliance on the First Lien Collateral Agent or any First Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Parity Lien Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Parity Lien Documents or this Agreement.

            7.2 No Warranties or Liability. The First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders under the First Lien Loan Documents, acknowledges and agrees that each of the Parity Lien Collateral Agent and the Parity Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Parity Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Parity Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Parity Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Except as otherwise provided herein, the Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders, acknowledges and agrees that the First Lien Collateral Agent and the First Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the First Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective First Lien Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Parity Lien Collateral Agent and the Parity Lien Claimholders shall have no duty to the First Lien Collateral Agent or any of the First Lien Claimholders, and the First Lien Collateral Agent and the First Lien Claimholders shall have no duty to the Parity Lien Collateral Agent or any of the Parity Lien Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any other Grantor (including the First Lien Loan Documents and the Parity Lien Documents), regardless of any knowledge thereof which they may have or be charged with.

            7.3 No Waiver of Lien Priorities.

            (a) No right of the First Lien Claimholders, the First Lien Collateral Agent or any of them to enforce any provision of this Agreement or any First Lien Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any First Lien Claimholder or the First Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Loan Documents or any of the Parity Lien Documents, regardless of any knowledge thereof which the First Lien Collateral Agent or the First Lien Claimholders, or any of them, may have or be otherwise charged with.

            (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the First Lien Loan Documents and subject to the provisions of Section 5.3(a)), the First Lien Claimholders, the First Lien Collateral Agent and any of them may, at any time and from time to time in accordance with the First Lien Loan Documents and/or applicable law, without the consent of, or notice to, the Parity Lien Collateral Agent or any Parity Lien Claimholders, without incurring any liabilities to the Parity Lien Collateral Agent or any Parity Lien Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Parity Lien Collateral Agent or any Parity Lien Claimholders is affected, impaired or extinguished thereby) do any one or more of the following:

                  (1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien on any First Lien Collateral or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Collateral Agent or any of the First Lien Claimholders, the First Lien Obligations or any of the First Lien Loan Documents; provided that any such increase in the First Lien Obligations shall not increase the sum of the Indebtedness constituting principal under the First Lien Credit Agreement and the face amount of any letters of credit issued under the First Lien Credit Agreement and not reimbursed to an amount in excess of the Cap Amount;

                  (2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of the Company or any other Grantor to the First Lien Claimholders or the First Lien Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

                  (3) settle or compromise any First Lien Obligation or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and

                  (4) exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any First Lien Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the First Lien Claimholders or any liability incurred directly or indirectly in respect thereof.

            (c) Except as otherwise provided herein, the Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders, also agrees that the First Lien Claimholders and the First Lien Collateral Agent shall have no liability to the Parity Lien Collateral Agent or any Parity Lien Claimholders, and the Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders, hereby waives any claim against any First Lien Claimholder or the First Lien Collateral Agent, arising out of any and all actions which the First Lien Claimholders or the First Lien Collateral Agent may take or permit or omit to take with respect to:

                  (1) the First Lien Loan Documents (other than this Agreement);

                  (2) the collection of the First Lien Obligations; or

                  (3) the foreclosure upon, or sale, liquidation or other disposition of, any First Lien Collateral. The Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders, agrees that the First Lien Claimholders and the First Lien Collateral Agent have no duty to them in respect of the maintenance or preservation of the First Lien Collateral, the First Lien Obligations or otherwise.

            (d) Until the Discharge of First Lien Obligations, the Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

            7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Collateral Agent and the First Lien Claimholders and the Parity Lien Collateral Agent and the Parity Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

            (a) any lack of validity or enforceability of any First Lien Loan Documents or any Parity Lien Documents;

            (b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Parity Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Loan Document or any Parity Lien Document;

            (c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Parity Lien Obligations or any guaranty thereof;

            (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

            (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Lien Collateral Agent, the First Lien Obligations, any First Lien Claimholder, the Parity Lien Collateral Agent, the Parity Lien Obligations or any Parity Lien Claimholder in respect of this Agreement.

            SECTION 8. MISCELLANEOUS.

            8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Loan Documents or the Parity Lien Documents, the provisions of this Agreement shall govern and control.

            8.2 Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First Lien Claimholders may continue, at any time and without notice to the Parity Lien Collateral Agent or any Parity Lien Claimholder subject to the Parity Lien Documents, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any Grantor constituting First Lien Obligations in reliance hereof. The Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Company or any other Grantor shall include the Company or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

            (a) with respect to the First Lien Collateral Agent, the First Lien Claimholders and the First Lien Obligations, the date of Discharge of First Lien Obligations, subject to the rights of the First Lien Claimholders under Section 6.5; and

            (b) with respect to the Parity Lien Collateral Agent, the Parity Lien Claimholders and the Parity Lien Obligations, upon the later of (1) the date upon which the obligations under each of the Parity Lien Documents terminate if there are no other Parity Lien Obligations outstanding on such date and (2) if there are other Parity Lien Obligations outstanding on such date, the date upon which such Parity Lien Obligations terminate.

            8.3 Amendments; Waivers.

            (a) No amendment, modification or waiver of any provision of this Agreement shall be effective unless the same shall be in writing signed by the First Lien Collateral Agent, the Parity Lien Collateral Agent and (except as provided in clause (c) below) the Company, at the written direction of the Required Parity Lien Claimholders, except no amendment or modification that reduces, impairs or adversely affects the rights of any First Lien Claimholder or Parity Lien Claimholder to (1) vote its Secured Debt as to any matter described in this Agreement as being subject to its vote or consent (or amends the definition of "Required Parity Lien Claimholders"), (2) share in the order of application of proceeds described in Section 4.2 or (3) require that Liens securing First Lien Obligations and Parity Lien Obligations be released only as set forth in the provisions described in Section 5.1 will be effective without the consent of the requisite percentage or number of holders of the applicable Secured Debt so affected under the applicable First Lien Collateral Document or Parity Lien Collateral Document.

            (b) Each waiver, if any shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.

            (c) Notwithstanding the foregoing, the Company shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights or obligations are affected thereby (which includes, but is not limited to any amendment to the Grantor's ability to cause additional obligations to constitute First Lien Obligations or Parity Lien Obligations as the Company may designate).

            (d) Any consent, amendment, modification or waiver entered into in accordance with this Section 8.2 shall be binding upon the parties hereto, all First Lien Claimholders, all Parity Lien Claimholders and any co-trustees, agents or sub-agents thereof.

            8.4 Information Concerning Financial Condition of the Company and its Subsidiaries. The First Lien Collateral Agent and the First Lien Claimholders, on the one hand, and the Parity Lien Collateral Agent and the Parity Lien Claimholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and its Subsidiaries and all endorsers and/or guarantors of the First Lien Obligations or the Parity Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Parity Lien Obligations. The First Lien Collateral Agent and the First Lien Claimholders shall have no duty to advise the Parity Lien Collateral Agent or any Parity Lien Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Lien Collateral Agent or any of the First Lien Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Parity Lien Collateral Agent or any Parity Lien Claimholder, it or they shall be under no obligation:

            (a) to make, and the First Lien Collateral Agent and the First Lien Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

            (b) to provide any additional information or to provide any such information on any subsequent occasion;

            (c) to undertake any investigation; or

            (d) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

            8.5 Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any of the Parity Lien Claimholders or the Parity Lien Collateral Agent pays over to the First Lien Collateral Agent or the First Lien Claimholders under the terms of this Agreement, the Parity Lien Claimholders and the Parity Lien Collateral Agent shall be subrogated to the rights of the First Lien Collateral Agent and the First Lien Claimholders; provided that, the Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders, hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred. The Company acknowledges and agrees that the value of any payments or distributions in cash, property or other assets received by the Parity Lien Collateral Agent or the Parity Lien Claimholders that are paid over to the First Lien Collateral Agent or the First Lien Claimholders pursuant to this Agreement shall not reduce any of the Parity Lien Obligations.

            8.6 Application of Payments. All payments received by the First Lien Collateral Agent or the First Lien Claimholders may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations provided for in the First Lien Loan Documents. The Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders, assents to any extension or postponement of the time of payment, subject to Section 5.3(a)(3), of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

            8.7 SUBMISSION TO JURISDICTION; WAIVERS.

            (a) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY HERETO, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:

                  (1) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

                  (2) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

                  (3) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.8; AND

                  (4) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (3) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.

            (b) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE; MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.7(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND

THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

            (c) EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FIRST LIEN LOAN DOCUMENT OR PARITY LIEN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

            8.8 Notices. All notices to the Parity Lien Claimholders and the First Lien Claimholders permitted or required under this Agreement shall also be sent to the Parity Lien Collateral Agent and the First Lien Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

            8.9 Further Assurances. The First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders under the First Lien Loan Documents, and the Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders under the Parity Lien Documents, and the Company, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Collateral Agent or the Parity Lien Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

            8.10 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            8.11 Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Collateral Agent, the First Lien Claimholders, the Parity Lien Collateral Agent, the Parity Lien Claimholders and their respective successors and assigns.

            8.12 Specific Performance. Each of the First Lien Collateral Agent and the Parity Lien Collateral Agent may demand specific performance of this Agreement. The First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders under the First Lien Loan Documents, and the Parity Lien Collateral Agent, on behalf of itself and the Parity Lien Claimholders, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Lien Collateral Agent or the First Lien Claimholders or the Parity Lien Collateral Agent or the Parity Lien Claimholders, as the case may be.

            8.13 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

            8.14 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

            8.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

            8.16 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the First Lien Claimholders and the Parity Lien Claimholders. Nothing in this Agreement shall impair, as between the Company and the other Grantors and the First Lien Collateral Agent and the First Lien Claimholders, or as between the Company and the other Grantors and the Parity Lien Collateral Agent and the Parity Lien Claimholders, the obligations of the Company and the other Grantors to pay principal, interest, fees and other amounts as provided in the First Lien Loan Documents and the Parity Lien Documents, respectively.

            8.17 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Collateral Agent and the First Lien Claimholders on the one hand and the Parity Lien Collateral Agent and the Parity Lien Claimholders on the other hand. None of the Company, any other Grantor or any other creditor thereof shall have any rights hereunder and neither the Company nor any Grantor may rely on the terms hereof.

            IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

                                             FIRST LIEN COLLATERAL AGENT

                                             GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                             as First Lien Collateral Agent,

                                             By: /s/
                                                 -------------------------
                                                   Authorized Signatory

                                             Goldman Sachs Credit Partners L.P.
                                             85 Broad Street
                                             New York, New York 10004
                                             Attention: [_____________]
                                             Telecopier: (212) [___]-[____]

                                             SECOND LIEN ADMINISTRATIVE AGENT

                                             CREDIT SUISSE,
                                             as Second Lien Administrative Agent

                                             By: /s/
                                                 ------------------------
                                                 Name:
                                                 Title:

                                             By: /s/
                                                 ------------------------
                                                 Name:
                                                 Title:

                                             Credit Suisse
                                             Eleven Madison Avenue
                                             New York, NY  10010
                                             Attention: [____________]
                                             Telecopier: [____________]

                                             PARITY LIEN COLLATERAL AGENT

                                             CREDIT SUISSE,
                                             as Parity Lien Collateral Agent

                                             By: /s/
                                                 ------------------------
                                                 Name:
                                                 Title:

                                             By: /s/
                                                 ------------------------
                                                 Name:
                                                 Title:

                                             Credit Suisse
                                             Eleven Madison Avenue
                                             New York, NY  10010
                                             Attention: [____________]
                                             Telecopier: [____________]

ACKNOWLEDGED AND AGREED TO BY:

THE COMPANY

COVANTA ENERGY CORPORATION

By: /s/
    ------------------------------
    Name:
    Title:

Covanta Energy Corporation
40 Lane Road
Fairfield, New Jersey 07004
Attention: Craig Abolt
Telecopier: [ _______ ]

                                                                       EXHIBIT A
                                                      TO INTERCREDITOR AGREEMENT

                              INTERCREDITOR JOINDER

            The undersigned, [_____________], [a [__________]], as
[trustee/agent or representative of [insert holders of applicable Series of Parity Lien Debt] (the "PARITY LIEN DEBTHOLDERS"] under that certain [indenture/credit agreement or insert name of applicable document governing such Series of Parity Lien Debt] hereby agrees to become party as a [Parity Lien Representative (as such term is defined therein] under the Intercreditor Agreement, dated as of June [__], 2005 (the "INTERCREDITOR AGREEMENT"), among Covanta Energy Corporation, Goldman Sachs Credit Partners L.P., as collateral agent for the First Lien Claimholders (as defined therein), Credit Suisse, Cayman Islands Branch ("CREDIT SUISSE"), as collateral agent for the Second Lien Credit Claimholders (as defined therein), Credit Suisse, in its capacity as collateral agent for the Parity Lien Claimholders (as defined therein), as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Intercreditor Agreement.

            The undersigned [on its behalf and the behalf of Parity Lien Debtholders] (a) hereby appoints Credit Suisse as collateral agent for [list new and existing Parity Lien Debtholders] (in such capacity, the "PARITY LIEN COLLATERAL AGENT") under the Parity Lien Documents to hold the Lien on all Collateral granted under the Parity Lien Collateral Documents for its benefit and the benefit of the Parity Lien Debtholders which Lien shall be secured Equally and Ratably with all existing and future Parity Lien Obligations and (b) hereby authorizes the Parity Lien Collateral Agent to act as its agent in accordance with the terms of the Intercreditor Agreement and the other Parity Lien Documents.

            The provisions of Section 8 of the Intercreditor Agreement will apply with like effect to this Intercreditor Joinder.

            IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Joinder to be executed by their [respective officers] [representatives] as of [_________], [______].

                                             [___________________]

                                             By: _______________________________
                                             Name:
                                             Title:

Acknowledged and agreed by
CREDIT SUISSE, CAYMAN ISLANDS BRANCH
As Parity Lien Collateral Agent

By: __________________________
    Name:
    Title:

By: __________________________
    Name:
    Title: